UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2013

NOVELIS INC.
(Exact name of Registrant as specified in its charter)
Canada 001-32312 98-0442987
(State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)
3560 Lenox Road, Suite 2000, Atlanta, GA 30326 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (404) 760-4000

__________________________________________________Not Applicable_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 15, 2013, Novelis Inc. (the “Company”), following a meeting of its Board of Directors, announced the appointment of certain senior executive officers. Marco Palmieri, Tadeu Nardocci and Erwin Mayr were each appointed as regional presidents for North America, South America and Europe, respectively.
Mr. Palmieri has been named senior vice president and president, Novelis North America, effective as of June 1, 2013. Mr. Palmieri has served as senior vice president and president, Novelis South America, since joining the Company in 2011. Prior to joining the Company, Mr. Palmieri spent more than 30 years in the metals and engineering industries, including more than 25 years with Rio Tinto Alcan, where he held a succession of international leadership positions in various areas, including business development, primary metal and energy production. Prior to Novelis, Mr. Palmieri was most recently Aluminum Business Director for Votorantim Metais Ltd.
Mr. Palmieri will succeed Tom Walpole, who is retiring from the Company effective June 30, 2013. In connection with his departure, Mr. Walpole will receive compensation consistent with the employment agreements between Mr. Walpole and the Company as described in the Company’s annual report on Form 10-K for the year ended March 31, 2013.
Mr. Nardocci has been named senior vice president and president, Novelis South America, effective as of May 20, 2013. Mr. Nardocci was most recently senior vice president and president, Novelis Europe, since June 2009. He previously served as the Company’s Senior Vice President, Strategy, Innovation and Technology from August 2008 to June 2009, and as Senior Vice President and President of the Company’s South American operations from February 2005 to August 2008.
Mr. Mayr has been named senior vice president and president, Novelis Europe, effective immediately. Mr. Mayr was previously senior vice president, chief strategy and commercial officer for the Company since April 2011, and prior to that served as the Company’s Senior Vice President and Chief Strategy Officer since October 2009. He previously held a number of leadership positions within the Company’s European operations, including Business Unit President, Advanced Rolled Products, from 2002 until 2009.
A copy of a press release announcing such appointments is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 8.01. Other Events.

In connection with the announcement of the appointments described in Item 5.02 above, on May 15, 2013, the Company also announced the appointment of Brad Soultz to succeed Mr. Mayr as vice president, chief strategy and commercial officer of the Company, effective immediately, in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated May 15, 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: May 16, 2013	By:	/s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
General Counsel, Corporate Secretary and Compliance Officer

EXHIBIT INDEX

Exhibit Number
Description

99.1	Press release, dated May 15, 2013.